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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                       Date of Report:  October 1, 1995



                     BELLSOUTH TELECOMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


    Georgia                       1-1049                  58-0436120
(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)             Identification
incorporation)                                               No.)


           675 West Peachtree Street, N.E., Atlanta, Georgia 30375
           (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code (404) 529-8611



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


The following is filed as an Exhibit to the Registrant's Registration Statements (File Nos. 33-49991 and 33-60351).

      4-d   -    Indenture dated October 1, 1995 between BellSouth
                 Telecommunications, Inc. and Compass Bank.




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                                                                [CONFORMED COPY]
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                       BELLSOUTH TELECOMMUNICATIONS, INC.


                                      AND


                                 COMPASS BANK,
                                                   TRUSTEE


                             ---------------------


                                   INDENTURE
                             DATED OCTOBER 1, 1995



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                               TABLE OF CONTENTS*

                                                                                        PAGE
                                                                                        ----
PARTIES...............................................................................    1
RECITAL:
PART I: INCORPORATION BY REFERENCE AND AMENDMENT OF STANDARD INDENTURE PROVISIONS.....    1
PART II: ACCEPTANCE OF TRUST BY TRUSTEE...............................................    1
TESTIMONIUM...........................................................................    2
SIGNATURES AND SEALS..................................................................    2
EXHIBIT A: STANDARD INDENTURE PROVISIONS (1993-C EDITION) PROVIDING FOR ISSUANCE OF
  DEBT IN SERIES


---------------

* The Table of Contents is not part of the Indenture.

     THIS INDENTURE, dated October 1, 1995, between BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter sometimes referred to as the "Company"), and COMPASS BANK, an Alabama banking corporation, with its principal office at 15 South 20th Street, Birmingham, Alabama 35233, attn:
Corporate Trust Department, as trustee (hereinafter sometimes referred to as the "Trustee"), sets forth certain of its provisions in full and incorporates other of its provisions by reference to the document entitled "BellSouth Telecommunications, Inc. Standard Indenture Provisions (1993-C Edition) Providing for Issuance of Debt in Series" (herein called the "Standard Indenture Provisions"), annexed hereto as Exhibit A, and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

     WHEREAS, for its lawful corporate purposes, the Company may from time to time authorize the issue of its debt securities (hereinafter referred to as the "Securities") in one or more series, each with the designations and terms and conditions as may be hereafter established in accordance with Section 2.02 of the Standard Indenture Provisions;

     NOW, THEREFORE:

     In consideration of the premises, and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Debentures, as follows:

                                     PART I

   INCORPORATION BY REFERENCE AND AMENDMENT OF STANDARD INDENTURE PROVISIONS

     All the provisions contained in the Standard Indenture Provisions are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument; provided, however, that Article Eleven of the Standard Indenture Provisions shall be amended to read as follows:

                                 ARTICLE ELEVEN

              INDENTURE AND COVENANT DEFEASANCE; UNCLAIMED MONEYS.

     SECTION 11.01. (a) Except as provided below, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any Series and the provisions of this Indenture will cease to be of further effect with respect to the Securities of such Series (and the Trustee, on demand of and cost and expense of the Company, shall execute proper instruments acknowledging the same), provided that conditions (i), (ii) and
(iii) below shall have been satisfied:

          (i) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds solely for the benefit of the holders of the Securities of such Series, for payment of the principal of (and premium, if any) and interest on the Securities of such Series, (A) money or (B) U.S. Government Obligations or a combination thereof sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, in the event such funds do not consist solely of money) without consideration of any reinvestment (but taking into account earnings scheduled on such U.S. Government Obligations) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities of such Series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

          (ii) except in the case of Securities which shall have become due and payable within one year, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, the Company shall have delivered to the Trustee either (A) a ruling directed to the Company or the Trustee received from the Internal Revenue Service to the effect that the holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above; and

          (iii) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section of the Securities of such Series have been complied with.

     Sections 2.02 through 2.09, 4.02, 7.06, 7.09, 11.02, 11.03 and 11.04 with respect to the Securities of such Series shall survive until such Securities are no longer outstanding. Thereafter, only Sections 7.06, 7.09, 11.03 and 11.04 shall survive.

     (b) The Company may omit to comply with any term, provision or condition set forth in Sections 4.03, 4.04 or 4.05, and such omission shall be deemed not to be an Event of Default under clause (c) of Section 6.01, with respect to the outstanding Securities of a Series if:

          (i) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds solely for the benefit of the holders of the Securities of such Series, for payment of the principal of (and premium, if any) and interest on the Securities of such Series, (A) money or (B) U.S. Government Obligations or a combination thereof sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, in the event such funds do not consist solely of money) without consideration of any reinvestment (but taking into account earnings scheduled on such U.S. Government Obligations) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities of such Series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

          (ii) the Company has delivered to the Trustee either (A) a ruling directed to the Company or the Trustee received from the Internal Revenue Service to the effect that the holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above; and

          (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section of the Securities of such Series have been complied with.

     SECTION 11.02. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to this Article Eleven shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest.

     SECTION 11.03. In connection with the satisfaction and discharge of this Indenture all moneys and U.S. Government Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys and U.S. Government Obligations.

     SECTION 11.04. Any moneys and U.S. Government Obligations deposited with or paid to the Trustee or any paying agent pursuant to any provision of this Indenture and required for payment of the principal of (and premium, if any) or interest on Securities of any Series and not applied or escheated pursuant to applicable law but remaining unclaimed by the holders of such Securities for seven years after the date upon which the

                                        2
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principal of (and premium, if any) or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on demand; and the holder of any of such Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect. Any moneys and U.S. Government Obligations held by the Trustee or any paying agent pursuant to Section 11.01 in excess (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee or such paying agent) of amounts required for the payment of the principal of (and premium, if any) and interest on Securities to be paid shall be repaid to the Company by the Trustee or such paying agent on demand.

     SECTION 11.05. The term "U.S. Government Obligations" shall mean securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                    PART II

                         ACCEPTANCE OF TRUST BY TRUSTEE

     The Trustee hereby accepts the trusts in this Indenture declared and provided upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the Company has caused this Indenture to be signed and delivered and its corporate seal to be affixed hereunto and the same to be attested; and the Trustee has caused this Indenture to be signed and delivered and its corporate seal to be affixed hereunto and the same to be attested, all as of the day and year first written above.


                                            BELLSOUTH TELECOMMUNICATIONS, INC.


                                            By     /s/  JERRY W. ROBINSON
                                              ---------------------------------
                                                        Jerry W. Robinson
                                                          Treasurer

                                            [Corporate Seal]

                                            Attest:

                                                    /s/  ERIC B. RUDOLPH
                                            ------------------------------------
                                                         Eric B. Rudolph
                                                       Assistant Secretary

                                            COMPASS BANK

                                            By      /s/  ROY WESSINGER
                                              ---------------------------------
                                                         Roy Wessinger
                                              Vice President and Trust Officer

                                            [Corporate Seal]

                                            Attest:

                                                    /s/  NOLA L. POWERS
                                            ------------------------------------
                                                         Nola L. Powers
                                              Vice President and Trust Officer


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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  BELLSOUTH TELECOMMUNICATIONS, INC.


  By: /s/ PATRICK H. CASEY
     ----------------------
     Patrick H. Casey
     Vice President and Comptroller
     October 4, 1995


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